UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report - June 28, 2006
                        (Date of earliest event reported)

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                        22810 03                    0311630
(State or other jurisdiction      (Commission File Number)        (IRS Employer
      of incorporation)                                          Identification
                                                                      Number)

              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of principal executive offices)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 24.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule
           or Standard; Transfer of Listing.
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     As previously reported, on April 19, 2006 and May 17, 2006, Mace Security
International, Inc. ("Company") received two separate Nasdaq Staff Determinations that the Company was not in compliance with Marketplace Rule 4310(c)(14) regarding the requirement to file with The Nasdaq Stock Market all documents required to be filed with the Securities and Exchange Commission. The April 19, 2006, Nasdaq Staff Determination was issued due to the Company not timely filing its Annual Report on Form 10-K for the year ended December 31, 2005 ("Form 10-K"). The May 17, 2006 Nasdaq Staff Determination was issued due to the Company not timely filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 ("Form 10-Q").

     In accordance with the procedures of the Nasdaq Stock Market, the Company requested that the Nasdaq Hearing Qualifications Panel ("Panel") grant the Company an exception to Marketplace Rule 4310(c)(14) that would allow the Company's common stock to remain listed. A hearing before the Panel was held on May 25, 2006. The Panel issued its ruling on June 28, 2006. The Panel's ruling granted an exception allowing the Company's common stock to remain listed, provided that the Company files its Form 10-K and Form 10-Q on or before August 15, 2006 and demonstrates compliance with all other requirements for continued listing on The Nasdaq National Market. The Company believes it is in compliance with all listing requirements, except for Marketplace Rule 4310(c)(14) due to its late Form 10-K and Form 10-Q filings. Though no absolute assurance can be given that the Form 10-K and Form 10-Q will be filed by August 15, 2006, the Company is working to meet such filing deadline.

     A copy of a press release issued by the Company on June 30, 2006 regarding the June 28, 2006 Ruling of the Panel is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

(c)  The following exhibit is being furnished herewith:

     99.1 Press release issued by the Company dated June 30, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated: June 30, 2006                   Mace Security International, Inc.



                                       By: /s/ Gregory M. Krzemien
                                           -------------------------------------
                                           Gregory M. Krzemien
                                           Chief Financial Officer and Treasurer